UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

BLUE OWL CREDIT INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01369	85-1187564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue
New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On May 22, 2025 (the “Third Credit Facility Amendment Closing Date”), Core Income Funding III LLC (“ORCIC III Financing”), a wholly owned subsidiary of Blue Owl Credit Income Corp., a Maryland corporation (the “Company” or “us”), entered into Amendment No. 3 (the “Third Credit Facility Amendment”) to its senior secured revolving credit facility (the “Secured Credit Facility”), dated March 24, 2022, by and among Blue Owl Credit Advisors LLC, as servicer (the “Servicer”), the lenders from time to time parties thereto, Bank of America, N.A., as administrative agent (the “Administrative Agent”), State Street Bank and Trust Company (“State Street”), as collateral agent and collateral custodian and Bank of America, N.A., as sole lead arranger and sole book manager.

The Third Credit Facility Amendment amends the Secured Credit Facility to increase the financing limit under the Secured Credit Facility from $1,500,000,000 to $1,650,000,000 on the Third Credit Facility Amendment Closing Date, followed by an automatic increase to $1,800,000,000 on the three-month anniversary of the Third Credit Facility Amendment Closing Date (or an earlier date selected by the Servicer and consented to by the Administrative Agent), followed by another automatic increase to $2,000,000,000 on the six-month anniversary of the Third Credit Facility Amendment Closing Date (or an earlier date selected by the Servicer and consented to by the Administrative Agent). The Third Credit Facility Amendment also amends the Secured Credit Facility to change the range of applicable margin from a range of 1.60% to 2.60% to a range of 1.525% to 1.95% for borrowings under the Secured Credit Facility, depending on the composition of the collateral. The Third Credit Facility Amendment also amends the Secured Credit Facility to (i) extend the availability period from July 30, 2027 to May 22, 2028, (ii) extend the maturity date from July 30, 2029 to May 22, 2030, (iii) provide for ORCIC III Financing to pay unused fees subject to minimum utilization during the availability period and (iv) amend the make-whole fee schedule.

The description above is only a summary of the material provisions of the Third Credit Facility Amendment and is qualified in its entirety by reference to a copy of the form of Third Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement, dated as of May 22, 2025, among Core Income Funding III LLC, as Borrower, Blue Owl Credit Advisors LLC, as Servicer, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, and State Street Bank and Trust Company, as Collateral Agent and Collateral Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CREDIT INCOME CORP.

Dated: May 27, 2025	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Operating Officer and Chief Financial Officer